UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) April 23, 2004

The Washtenaw Group, Inc.

(Exact name of registrant as specified in its charter)

Deleware	1-31795	20-0126218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3767 Ranchero Drive, Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

734-662-9733
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Item 12.          Results of Operation and Financial Condition

On April 23, 2004, The Washtenaw Group, Inc. issued a press release commenting on 2004 first quarter earnings.  A copy of the press release is furnished as Exhibit 99.

Exhibit
99	The Washtenaw Group, Inc. press release April 23, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Washtenaw Group, Inc.

Dated:	April 23, 2004	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer